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                                                                    Exhibit 23.6

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the use in this Amendment No. 1 to Registration Statement No. 333-125986 of American Real Estate Partners, L.P. on Form S-4 of our report dated March 18, 2005 of Panaco, Inc. as of December 31, 2004, incorporated by reference in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ Pannell Kerr Forster of Texas, P.C.

November 30, 2005
Houston, TX